SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                       ----------------------
                             FORM 8-K
                       ----------------------
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  November 10, 1997

                       -----------------------


                     MILLER INDUSTRIES, INC.
      ------------------------------------------------------
      (Exact name of Registrant as Specified in its Charter)


         Tennessee                  0-24298            62-1566286
- ------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   8503 Hilltop Drive
                   Ooltewah, Tennessee                   37363
        ---------------------------------------------------------
        (Address of principal executive offices)       (Zip code)


  Registrant's telephone number, including area code: (423) 238-4171


                            Not applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On November 10, 1997, the Registrant issued the two press releases attached hereto as Exhibits 99.1 and 99.2.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibits are filed herewith:

EXHIBIT
NUMBER                 DESCRIPTION OF EXHIBIT
-------                ----------------------

99.1      Press Release dated November 10, 1997 regarding Jeffrey I. Badgley.

99.2 Press Release dated November 10, 1997 regarding the RoadOne acquisition program.

                                      SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MILLER INDUSTRIES, INC.



                              By: /s/ Frank Madonia
                              Frank Madonia
                              Vice President, Secretary and
                              General Counsel


                                November 10, 1997
                              ---------------------------
                              Date